SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 11, 2003
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             333-86786                  41-1955181
--------                             ---------                  ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events

See the respective monthly reports, each reflecting the required information to be provided to holders of the following series of Mortgage Pass-Through Certificates for the related month:

December 2001:  RAMP 2001-RS2

January 2002: RAMP 2001-RS2

February 2002: RAMP 2001-RS2, RAMP 2002-RS1

March 2002: RAMP 2001-RS2, RAMP 2002-RS1

April 2002: RAMP 2001-RS2, RAMP 2002-RS1

May 2002: RAMP 2001-RS2, RAMP 2002-RS1

June 2002: RAMP 2001-RS2, RAMP 2002-RS1

July 2002:  RAMP 2001-RS2, RAMP 2002-RS1

August 2002:  RAMP 2001-RS2, RAMP 2002-RS1

September 2002: RAMP 2001-RS2, RAMP 2002-RS1

October 2002: RAMP 2001-RS2

November 2002: RAMP 2001-RS2

December 2002:  RAMP 2001-RS2


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits

               See Item 5 above.




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                    By:           /s/Barbara Wendt
                                    Name:         Barbara Wendt
                                    Title:        Managing Director




Dated: March 11, 2003


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